                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      May 16, 1995
                                                   ----------------------
                                                      (May 2, 1995)
                                                   ----------------------



                   AMERICAN CONSOLIDATED LABORATORIES, INC.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        FLORIDA                                                59-2624130
- -------------------------------                         ------------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                              Identification No.)


               6416 PARKLAND DRIVE, SARASOTA, FLORIDA     34243
       -----------------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

                               (813) 753 - 0383
       -----------------------------------------------------------------
              Registrant's telephone number, including area code

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 2, 1995, American Consolidated Laboratories, Inc. ("AC Labs") or ("the Company") formerly known as Salvatori Ophthalmics, Inc. completed its acquisition (effective May 1, 1995) of the business and assets of Philcon Laboratories, Inc. ("Philcon") based in Philadelphia, Pennsylvania. All of the business and assets, subject to scheduled liabilities (approximately $300,000), were acquired by AC Labs from Philcon Laboratories, Inc. for $95,000 in cash, a $125,000 Subordinated Promissory Note and 8,117 shares of AC Labs Common stock (valued at $20,000 for this transaction). AC Labs will account for the acquisition using the purchase method of accounting. The $240,000 purchase price is subject to post-closing adjustments based upon, among other things, the net difference between the assets acquired and liabilities assumed as of May 1, 1995.

     Philcon is a manufacturer of RGP (rigid gas permeable) contact lenses and a distributor of hydrophilic (soft) contact lenses and lens care products. The existing manufacturing and distribution businesses of Philcon will continue in place for the time being.

     The Company obtained the funding for the acquisition from internal working capital sources.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  Philcon Laboratories, Inc.
     Report of Independent Certified Public Accountant
     Balance Sheet - February 28, 1995
     Statement of Operations and Changes in Retained Earnings Twelve
       Months Ended February 28, 1995
     Statement of Cash Flows Twelve Months Ended February 28, 1995 Notes to Financial Statements

     Pro forma financial information is not available, but will be filed on Form 8 as soon as practicable, but not later than 60 days after the due date of this report.

     Exhibits in accordance with the provisions of Item 601 of Regulation S-B are as follows:

        Exhibit
        Number        Description
        -------       -----------

         2.1 Asset Purchase Agreement between AC Labs and Philcon Laboratories, Inc. dated February 1, 1995, effective May 1, 1995

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN CONSOLIDATED LABORATORIES, INC.
                                     ----------------------------------------
                                                    (Registrant)



Date:   May  16, 1995                By:/s/ Edward J. Pocilujko
                                        --------------------------------------
                                        Edward J. Pocilujko
                                        Chief Financial Officer

                           Philcon Laboratories, Inc.



                              Financial Statements



                               February 28, 1995

                        and the Twelve Months then Ended

                           Philcon Laboratories, Inc.

                              Financial Statements

                               February 28, 1995
                        and the Twelve Months then Ended



Table of contents:


     Auditor's Report                                          2



     Balance Sheet                                             3



     Statement of Operations and
          Changes in Retained Earnings                         5



     Statement of Cash Flows                                   6



     Notes to the Financial Statements                         7

                [LETTERHEAD OF HENRY C. STOUGHTON APPEARS HERE]


To the Stockholders of
Philcon Laboratories, Inc.
Philadelphia, PA


     I have audited the accompanying balance sheet as of February 28, 1995 and the statements of operations, retained earnings and cash flows for the twelve months then ended. These financial statements are the responsibility of the management of Philcon Laboratories, Inc.. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Philcon Laboratories, Inc. as of February 28, 1995 and the results of operation and its cash flows for the twelve months then ended in conformity with generally accepted accounting principles.

     It is my understanding that these financial statements will be used to satisfy the requirements of American Consolidated Laboratories, Inc. in connection with their proposal to acquire a majority of the assets and liabilities of Philcon Laboratories, Inc. (see note 8). My audit was made for the purpose of expressing an opinion on the basic financial statements taken as a whole, including notes. All other information that may be associated with these financial statements is presented for additional information purposes only and is not part of the basic financial statements. Such information has not been subject to the auditing procedures applied in the audit of the basic financial statements, and, accordingly, I express no opinion on it.


/s/ Henry C. Stoughton
- ---------------------------------------
Henry C. Stoughton, CPA

April 28, 1995

                          Philcon Laboratories, Inc.                           3


                                 Balance Sheet
                               February 28, 1995



                                     Assets

Current assets:
     Cash                                  $   6,127
     Accounts receivable                     161,513
     Inventories                             229,939
     Other current assets                        625
                                           ---------
          Total current assets               398,204
                                           ---------

Property and Equipment:
     Furniture and fixtures                   26,723
     Computer equipment                       49,833
     Lab Equipment                            97,545
     Vehicles                                 12,533
     Leasehold improvements                   23,705

          Less accumulated depreciation     (194,318)
                                           ---------

          Property and equipment - net        16,021
                                           ---------
Deposits                                         150
                                           ---------

          Total Assets                     $ 414,375
                                           =========

             The accompanying notes are an integral part of these
                             financial statements.

                          Philcon Laboratories, Inc.                           4

                                 Balance Sheet
                               February 28, 1995



                      Liabilities and Stockholders' Equity

Current liabilities:
     Current maturities of long-term debt              $ 15,032
     Accounts payable                                   305,096
     Accrued expenses and other current liabilities      10,725
     Income taxes - net of benefit of loss
          carryforwards                                       0
                                                       --------

          Total current liabilities                     330,853
                                                       --------

Long-term liabilities - net of current maturities:
     Long-term debt                                       4,339
     Loans from stockholder                               1,591
                                                       --------

          Total long-term debt                            5,930
                                                       --------

Commitments (see note 7)

Stockholders' equity:
     Common stock, $1.00 par value; 50,000
       shares authorized; 25,000 shares
       issued and outstanding                            25,000

     Retained earnings                                   52,592
                                                       --------

          Total stockholders' equity                     77,592
                                                       --------

          Total liabilities and stockholder's equity   $414,375
                                                       ========

             The accompanying notes are an integral part of these
                             financial statements.

                          Philcon Laboratories, Inc.                           5

                            Statement of Operations
                        and Changes in Retained Earnings
                     Twelve Months Ended February 28, 1995


Sales                                               $1,546,206


Cost of sales                                        1,187,022
                                                    ----------


Gross profit                                           359,184


Selling, general and administrative expenses           421,719
                                                    ----------


Operating loss                                         (62,535)


Interest expense                                        (2,483)

Other income (expense)                                   2,899
                                                    ----------


Loss before income taxes                               (62,119)


Provision for income taxes (see note 6)                      0
                                                    ----------


Net Loss                                               (62,119)


Retained Earnings - February 28, 1994                  114,711
                                                    ----------


Retained Earnings - February 28, 1995               $   52,592
                                                    ==========

             The accompanying notes are an integral part of these
                             financial statements.

                          Philcon Laboratories, Inc.                           6

                            Statement of Cash Flows
                     Twelve Months Ended February 28, 1995


Net Income                                                ($ 62,119)
     Adjustments to reconcile net income
     to net cash provided by (used in)
     operating activities:
          Depreciation and amortization                       7,170
          Increase in accounts receivable                   (14,296)
          Decrease in inventories                           234,532
          Increase in other current assets                     (625)
          Decrease in accounts payable                     (156,415)
          Increase in accrued expenses
               and other current liabilities                    764
                                                          ---------

Net cash provided by operating activities                      9011

Cash flows used in investing activities:
     Purchases of equipment                                  (2,121)
                                                          ---------

Cash flows provided by (used in) financing activities:
     Advances from stockholder                               12,000
     Repayments to stockholder                              (14,182)
     Principal payments on long-term debt                    (2,524)
                                                          ---------

Net cash used in financing activities                        (4,706)
                                                          ---------

Net increase in cash                                          2,184

Cash - February 28, 1994                                      3,943
                                                          ---------

Cash - February 28, 1995                                  $   6,127
                                                          =========

             The accompanying notes are an integral part of these
                             financial statements.

                          Philcon Laboratories, Inc.                           7

                       Notes to the Financial Statements
                     Twelve Months Ended February 28, 1995

1.   Summary of significant accounting policies

     a.   Company activities

          The Company is a privately held rigid (RGP) contact lens manufacturer and a soft (gas permeable) contact lens distributor serving the Delaware Valley locally and other national markets

     b.   Accounts receivable

          The Company accounts for bad debts by the reserve method. Accounts considered uncollectible have been reserved in the allowance for doubtful accounts. At February 28, 1995, the allowance for doubtful accounts was $4,671.

          Accounts receivable are primarily due from optometrists, ophthalmologists and opticians located in the Delaware Valley.

     c.   Property and equipment

          Property and equipment are stated at cost and are depreciated using both straight-line and accelerated methods over 5 to 7 years. Leasehold improvements are amortized using the straight-line method over the useful lives of the improvements of 7 to 30 years.

          Expenditures for repairs and maintenance are charged to expense as incurred. The cost of major renewals and betterments are capitalized and depreciated.

     d.   Statement of cash flow

          For purposes of reporting cash flows, the Company considers cash to be cash on hand and cash in banks.

          Supplemental disclosure of cash flow information:
          Cash paid during the year for:

               Interest                  $ 2,483

               Income taxes              $     0

                          Philcon Laboratories, Inc.                           8

                       Notes to the Financial Statements
                     Twelve Months Ended February 28, 1995

2.   Inventories

     Inventories are stated at the lower of cost or market on a first-in first-out basis. At February 28, 1995 inventories consisted of the following:

          Soft contact lenses                          $199,361

          Hard contact lens materials                    22,637

          Supplies                                        7,941
                                                       --------
                                                       $229,939
                                                       ========

3.   Accrued expenses

     Accrued expenses and other current liabilities consisted of the following:

          Employee taxes withheld and accrued           $ 4,288
          Payroll                                         5,622
          Other business taxes                              815
                                                        -------
                                                        $10,725
                                                        =======

4.   Notes payable

     Notes payable consisted of the following:

     Uncollateralized notes payable to stockholder
     due on demand. Interest payable at varying rates
     ranging from 6% to 8%.                             $13,855

     Note payable to bank, collateralized by a
     vehicle.  Payable in monthly installments of
     $276 including interest computed at 9.25%.  Matures
     July 1997.                                           7,107
                                                        -------

     Total notes payable                                 20,962

     Less current maturities                             15,032
                                                        -------

     Long-term maturities                               $ 5,930
                                                        =======

     Notes payable mature as follows:

          Twelve months ending February 28,
                1996                                    $15,032
                1997                                      4,626
                1998                                      1,304

                          Philcon Laboratories, Inc.                           9

                       Notes to the Financial Statements
                     Twelve Months Ended February 28, 1995

5.   Retirement plan

     The company has adopted and administrates a retirement savings plan for its employees under the Internal Revenue Code as a qualified 401(K) tax deferred salary reduction plan amended October 1989. The purpose of the plan is to reward eligible employees for long and loyal service by providing them with retirement benefits. The plan year ends each September 30th.

     As of September 30, 1994, the most recent plan year ending, the company made a tax deductible contribution in the amount of $18,752 and all funding requirements have been met. At September 30, 1994 the value of the plan assets was $352,246.

6.   Income taxes

     Due to the loss from operations for the current period and tax loss carryforwards available to the company to offset future taxable earnings there is no provision for federal or state income taxes. At the most recent fiscal year ending September 30, 1994 the company had $ 285,875 in tax loss carryforwards expiring in varying amounts beginning 2001.

     Statement of Financial Accounting Standards No. 109 requires that tax benefits of loss carryforwards should be recorded and then reduced by a valuation allowance if there is less than a 50% probability that these benefits will be realized. As of the most recent fiscal year ending September 30, 1994, the company had suffered continuing losses without favorable outlook for the possibility to recover any benefits for these losses. Under these circumstances, the valuation allowance would reduce this deferred tax benefit to $0 as of September 30, 1994 and February 28, 1995.

     If the sale of assets is consummated (see note 8), this scenario will change significantly. If the sale were completed as described, the company would have an ability to offset approximately $225,000 in taxable income, providing approximately $70,000 in federal tax benefit and $14,000 in state tax benefits. As the outcome of this event cannot be guaranteed, no deferred tax benefit for these loss carryforwards has been recorded.

                          Philcon Laboratories, Inc.                          10

                       Notes to the Financial Statements
                     Twelve Months Ended February 28, 1995

7.   Commitments

     The company leases its operating facility from its stockholders under a non-cancelable operating lease through the year 2007. Rent expense charged to operations under this obligation for the twelve months ending February 28, 1995 is $31,347.

     The company is obligated under the terms of this lease agreement for minimum rental payments as follows:

          Twelve months ending February 28,
               1996                                   $ 34,560
               1997                                     34,560
               1998                                     34,560
               1999                                     34,560
               2000                                     34,560
               Thereafter                              264,960
                                                      --------
                                                      $437,760
                                                      ========


8.   Subsequent events

     Inventory value reduction:

     During April 1995 a principal supplier issued a memorandum indicating that certain soft lenses would be issued at a reduced price from previous shipments. Based on this price reduction in the marketplace, the company has written down the value of its inventory holdings in these lens categories as of February 28, 1995 in the amount of $6,700, which has been included in the cost of sales for the twelve months then ended.


     Asset purchase agreement:

     At the balance sheet date, the stockholders of the Company were in the process of negotiating, with an unrelated third party, for the sale of a majority of its assets and liabilities excluding cash, loans and certain other debt.

     If this sale is consummated on its expected closing date, certain transactions and approvals will be completed and/or obtained which are not now reflected in the financial statements for the twelve month period ended February 28, 1995, but will be included in the balance sheet and results

                          Philcon Laboratories, Inc.                          11

                       Notes to the Financial Statements
                     Twelve Months Ended February 28, 1995

     of operations for the year ended September 30, 1995. These transactions and approvals among other items are:

               .    Payment for net assets: $115,000

               . Covenant not to compete, payable in the form of a promissory note due October 1995: $125,000

               .    Assignment of operating lease to purchaser

               .    Continuation of employee salary deferral plan (see note 5)